Exhibit 99.3

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

JUNE 30, 2012

TABLE OF CONTENTS

Page

Report of Independent Registered Public Accounting Firm	1

Financial Statements:

Balance Sheet	2

Statement of Operations	3

Statement of Statement of Shareholders’ Deficit	4

Statement of Cash Flows	5

Notes to Financial Statements	6 - 15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors

BOLDFACE Licensing + Branding

Santa Monica, California

We have audited the accompanying balance sheet of BOLDFACE Licensing + Branding (a development stage company) as of June 30, 2012, and the related statements of operations, shareholders’ deficit and cash flows from April 26, 2012 (inception) through June 30, 2012. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion of the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of BOLDFACE Licensing + Branding (a development stage company) as of June 30, 2012, and the results of their operations and their cash flows from April 26, 2012 (inception) through June 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that BOLDFACE Licensing + Branding (a development stage company) will continue as a going concern. As more fully described in Note 1, the Company has incurred operating losses since inception and requires additional capital to continue operations. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to this matter are also described in Note 1. The financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classification of liabilities that may result from the outcome of this uncertainty.

/s/ Friedman LLP
New York, NY
September 21, 2012

1

BOLDFACE LICENSING + BRANDING

(A DEVELOPMENT STAGE COMPANY)

BALANCE SHEET

JUNE 30, 2012

ASSETS

Current assets:
Cash	$71,532
Current portion of prepaid royalty	640,351
Deferred financing costs, net	150,150
Deposit	2,220
Prepaid inventory	349,679
Total current assets	1,213,932

Prepaid royalty	268,421
License acquisition costs	11,782

Total assets	$1,494,135

LIABILITIES AND SHAREHOLDERS' DEFICIT

Current liabilities:
Short-term loans	$1,925,030
Accounts payable	145,839
Accrued expenses and other current liabilities	108,863
Due to Gold Grenade, LLC	108,475
Total current liabilities	2,288,207

Commitments and contingencies

Shareholders' deficit:
Common stock, $.001 par value, 1,000,000 shares authorized,
100,000 shares issued and outstanding	100
Deficit accumulated during the development stage	(794,172)
Total shareholders' deficit	(794,072)

Total liabilities and shareholders' deficit	$1,494,135

The accompanying notes are an integral part of these financials.

2

BOLDFACE LICENSING + BRANDING

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF OPERATIONS

FOR THE PERIOD FROM APRIL 26, 2012 (DATE OF INCEPTION) TO JUNE 30, 2012

Operating expenses:
Research and development	$65,190
Royalty expense	91,228
Professional fees	165,916
General and administrative expenses	195,579
Product development fee	212,104
Loss from operations	730,017

Interest expense	64,155

Net loss	$794,172

The accompanying notes are an integral part of these financials.

3

BOLDFACE LICENSING + BRANDING

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF SHAREHOLDERS' DEFICIT

FOR THE PERIOD FROM APRIL 26, 2012 (DATE OF INCEPTION) TO JUNE 30, 2012

			Deficit
			Accumulated
			During the
	Common Stock		Development
	Shares	Amount	Stage	Total

Balance, April 26, 2012	100,000	$100	$-	$100

Net loss	-	-	(794,172)	(794,172)

Balance, June 30, 2012	100,000	$100	$(794,172)	$(794,072)

The accompanying notes are an integral part of these financials.

4

BOLDFACE LICENSING + BRANDING

(A DEVELOPMENT STAGE COMPANY)

STATEMENT OF CASH FLOWS

FOR THE PERIOD FROM APRIL 26, 2012 (DATE OF INCEPTION) TO JUNE 30, 2012

Cash flows from operating activities:
Net loss	$(794,172)
Adjustments to reconcile net loss to net cash used in operating activities:
Amortization of deferred financing costs	41,463
Amortization of license acquisition costs	380
Change in operating assets and liabilities:
License acquisition costs	(12,162)
Prepaid inventory	(349,679)
Prepaid royalty	(908,772)
Deposit	(2,220)
Accounts payable	145,839
Accrued expenses and other current liabilities	108,863
Due to Gold Grenade, LLC	108,475
Net cash used in operating activities	(1,661,985)

Cash flows from financing activities:
Proceeds from short term loan, net of deferred financing costs	1,733,417
Issuance of common stock	100
Cash provided by financing activities	1,733,517

Net change in cash	71,532

Cash at beginning of year	-

Cash at end of year	$71,532

Supplemental disclosures of cash flow information:
Cash paid during the year for:
Interest	$-
Income Taxes	$-

The accompanying notes are an integral part of these financials.

5

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 1.	FORMATION AND NATURE OF BUSINESS

Organization

BOLDFACE Licensing + Branding (the “Company”) was incorporated under the laws of the State of Nevada on April 26, 2012 with fiscal year end of June 30. To date, the Company has devoted its efforts to enter into licensing agreements with celebrities to develop and market products using the celebrities’ brand and image and the raising of capital. As such, the Company is considered to be in the development stage at June 30, 2012.

Development Stage Liquidity

The Company has experienced $794,172 in net losses since its inception on April 26, 2012 through June 30, 2012, as it continues its operations. The Company’s operations have been funded by short term loans. The Company will require positive cash flows or additional debt or equity financing in future periods to fund its operations.

The accompanying financial statements as of June 30, 2012 and for the period from April 26, 2012 (inception) through June 30, 2012 have been prepared assuming the Company will continue as a going concern. There can be no assurance that the Company will be able to raise additional capital, as needed, which could have a material adverse effect on the Company’s business, existence, financial condition, or results of operations. Additionally, there can be no assurance that the Company will achieve or maintain profitability in the future. The Company’s prospects must be considered in light of the risks, expenses, and difficulties frequently encountered by companies in the early stages of development.

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Method of Accounting

The Company maintains its accounting records on an accrual method in conformity with accounting principles generally accepted in the United States of America (“US GAAP”).

Use of Estimates

In preparing the financial statements in conformity with US GAAP, management makes estimates and assumptions that affect the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenue and expenses during the reporting period. Actual results could differ from these estimates.

Revenue Recognition

As required by Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 605, Revenue Recognition, the Company expects to recognize revenue when persuasive evidence of an arrangement exists, delivery has occurred, the sales price is fixed or determinable and collection is probable.

6

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.

Financial Instruments and Concentrations of Business and Credit Risk

FASB ASC Subtopic 825-10, Financial Instruments, requires disclosure of fair value information about financial instruments. The Company’s financial instruments include cash and cash equivalents, accounts payable and other current assets and liabilities and short term loans.  The fair value of these instruments approximates their carrying value due to their relatively short maturities.

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of cash and cash equivalents. The Company maintains cash balances that at times exceed amounts insured by the Federal Deposit Insurance Corporation. The Company has not experienced any losses in these accounts and believes it is not exposed to any significant credit risk in this area.

Advertising

Advertising costs are expensed as incurred. Total advertising expenses amounted to $70,937 for the period from April 26, 2012 (inception) through June 30, 2012 and are included in general and administrative expenses in the accompanying statement of operations.

Deferred Financing Costs

Deferred financing costs represent fees paid in connection with obtaining short term loans (see note 4). These fees are amortized using a method that approximates the effective interest method over the term of the related financing.

As of June 30, 2012, deferred financing costs of $150,150, net of accumulated amortization of $41,463, are presented on the accompanying balance sheet. Amortization of deferred financing costs of $41,463 are included in interest expense in the accompanying statement of operations for the period from April 26, 2012 (inception) through June 30, 2012. The remaining deferred financing costs will be fully amortized by November 16, 2012. Upon the reverse merger in July of 2012, as disclosed in Note 8, the unamortized fees will be written off, when the respective debentures are converted.

License Acquisition Costs

License acquisition costs represent legal fees paid in connection with obtaining a licensing agreement (see note 3). These fees are amortized using straight-line method over the term of the licensing agreement.

As of June 30, 2012, license acquisition costs of $11,782, net of accumulated amortization of $380, are presented on the accompanying balance sheet. Amortization of license acquisition costs of $380 are included in general and administrative expenses in the accompanying statement of operations for the period from April 26, 2012 (inception) through June 30, 2012.

7

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

License Acquisition Costs (Continued)

Estimated future license acquisition cost amortization expense is as follows:

Years ending June 30,
2013	$2,665
2014	2,665
2015	2,665
2016	2,665
2017	1,124
$11,782

Impairment of Long-Lived Assets

The Company is subject to the provisions of FASB ASC Topic 360, Property, Plant and Equipment – Impairment or Disposal of Long Lived Assets, which requires that long-lived assets and certain identifiable intangible assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the an asset may not be recoverable. Recoverability of assets to be held and used is measured by a comparison of the carrying amount of an asset to undiscounted future cash flows expected to be generated by the asset. In such cases, the carrying value of these assets are adjusted to their estimated fair value and assets held for sale are adjusted to their estimated fair value less selling expenses. No impairment losses of long-lived assets or intangible assets were recognized for the period from April 26, 2012 (inception) through June 30, 2012.

Income Taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with FASB ASC Topic 740, Income Taxes. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. The Company provides a valuation allowance against its deferred tax assets when circumstances indicate that it is no longer more likely than not that such assets will be realized.

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BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 3.	PREPAID ROYALTY

During the period from April 26, 2012 (inception) through June 30, 2012, the Company entered into a licensing agreement with three individuals (collectively the “Licensors”) acquiring the exclusive right to use the Licensors’ image in connection with the development, production, distribution, advertisement, promotion and sale of products and obtain certain ancillary services of the Licensors. The licensing agreement remains in effect through November 30, 2016. The Company has the option to extend the term of this agreement for an additional period of eighteen months.

During the term of the licensing agreement and as consideration for the grant of rights and license the Licensors’ image, the Company has agreed to pay the Licensors depending on the product sold, a royalty on all wholesale sales of all products within the contract term equal to 8% to 10%. In addition the Company has agreed to pay a guaranteed minimum royalty payment of $4,686,125 or $5,206,900 depending on launch date of various products in accordance with the following schedule, but subject to adjustments:

•	Contract period one: from May 9, 2012 through November 30, 2013 - $1,000,000
•	Contract period two: from December 1, 2013 through November 30, 2014 - $925,000 or $962,000
•	Contract period three: from December 1, 2014 through November 30, 2015 - $1,188,625 or $1,394,900
•	Contract period four: from December 1, 2015 through November 30, 2016 - $1,572,500 or $1,850,000

In addition to the royalty payment and guaranteed minimum royalty payment, the Company has agreed to pay the Licensors an exit fee equal to 15% of the net sale proceeds of any licensee sale. The Company also granted the Licensors the right and option to exchange the exit fee for 10,000,000 shares of restricted common stock or warrants, which shall provide for cashless exercise, to purchase 10,000,000 shares of the common stock of the Lender subsequent to the merger with the Lender (see notes 4 and 5) representing at least 6.11% of the common stock on a fully diluted basis.

On May 30, 2012, the Licensors exercised their option and agreed to exchange their exit fee for a warrant to purchase 10,000,000 shares of common stock. The warrant is exercisable for a period of ten years from the grant date.

As of June 30, 2012, the Company has paid the Licensors $1,000,000 as a non-refundable advance payment for contract period one through November 30, 2013. These fees are amortized ratably using the straight-line method over contract period one. Prepaid royalty of $908,772, net of accumulated amortization of $91,228 are presented on the accompanying balance sheet as of June 30, 2012. Amortization of prepaid royalty of $91,228 is presented in the accompanying statement of operations for the period from April 26, 2012 (inception) through June 30, 2012.

Estimated future prepaid royalty amortization expense is as follows:

Years ending June 30,
2013	$640,351
2014	268,421
$908,772

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BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 4.	SHORT TERM LOANS

On May 16, 2012 and May 17, 2012, the Company issued secured bridge loan promissory notes totaling in the aggregate $1,500,025 bearing interest at a rate of 10% per annum to Boldface Group, Inc. (f/k/a Max Cash Media, Inc.), (the “Lender”).

On June 1, 2012, the Company issued secured bridge loan promissory notes totaling $425,005 bearing interest at a rate of 10% per annum to Max Cash Media, Inc. (the “Lender”).

The promissory notes were issued in three installments:

•	May 16, 2012 - $1,440,000, due by November 15, 2012
•	May 17, 2012 - $60,025, due by November 16, 2012
•	June 1, 2012 - $425,005 due by November 30, 2012

The loan is due and payable on the earliest of:

•	On the dates mentioned above, or
•	Closing of additional financing by the Company of an amount equal to or greater than the amount borrowed, or
•	The date of closing of the merger between the Company and the Lender.

As part of the loan the Company entered into security and pledge agreements with the Lender. The security agreement granted the Lender first priority security interest in all tangible and intangible assets of the Company. The pledge agreement pledged 100,000 issued and outstanding shares of common stock of the Company as collateral.

NOTE 5.	COMMITMENTS AND CONTINGENCIES

Operating Lease

On May 8, 2012, the Company executed a one year operating lease for its corporate office commencing on May 15, 2012 at a monthly rent payment of $1,785 per month. Total rent expense related to this operating lease was $2,853 for the period from April 26, 2012 (inception) through June 30, 2012 and is included in general and administrative expenses in accompanying statement of operations.

NOTE 6.	INCOME TAXES

The Company did not incur any income tax expense for the period from April 26, 2012 (inception) through June 30, 2012. At June 30, 2012, $633,534 of federal and state net operating losses were available to the Company to offset future taxable income, which will expire in 2032. Given the short history of the Company and the uncertainty as to the likelihood of future taxable income, the Company has recorded a 100% valuation reserve against the anticipated recovery from the use of the net operating losses created at the inception of the Company or generated thereafter. The Company will evaluate the appropriateness of the valuation allowance on an annual basis and adjust the allowance as considered necessary.

10

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 6.	INCOME TAXES (Continued)

The Company’s effective tax rate differs from the federal statutory rate of 34% primarily due to the impact of state income taxes and the valuation allowance recorded against its deferred tax assets.

Statutory rate	34.0%
State income taxes	5.8%
Valuation allowance	(39.8)%
Total	0.0%

The principal components of deferred tax assets and (liabilities) are as follows as of June 30, 2012:

Net operating losses carryforward	$271,406
Start-up costs, net of amortization	68,818
Gross deferred taxes	$340,224
Valuation allowance	(340,224)
Net deferred taxes	$-

The Company follows the provisions of uncertain tax positions as addressed in FASB ASC Subtopic 740-10-65-1, Income Taxes. As of June 30, 2012, the Company did not recognize any liability for unrecognized tax benefits. The Company recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in operating expenses. No such interest or penalties were recognized during the period presented. The Company had no accruals for interest and penalties at June 30, 2012. The period from April 26, 2012 (inception) through June 30, 2012 is subject to examination by the federal and state taxing authorities. There are no income tax examinations currently in process and as of the date of this report.

NOTE 7.	RELATED PARTY TRANSACTIONS

The Company entered into a consulting agreement with Gold Grenade, LLC (“Gold Grenade”), a related entity co-owned by two of the shareholders to receive product development services. As of June 30, 2012, $108,475 is due to Gold Grenade, and is presented in the accompanying balance sheet. For the period from April 26, 2012 (inception) through June 30, 2012, the Company incurred approximately $200,000 in product development fees payable to Gold Grenade. The agreement is to remain in effect unless either party desires to cancel the agreement. In addition, the Company shares the leased premises with Gold Grenade.

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BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 8.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events that have occurred from July 1, 2012 through September 21, 2012, and determined that there were no subsequent events or transactions that required recognition or disclosure in the financial statements, except as disclosed below.

The Merger

On July 12, 2012 (the “Closing Date”), Boldface Group, Inc., a Nevada corporation (“BGI”), BOLDFACE Acquisition Corp. (“Acquisition Corp.”), BGI’s wholly owned Nevada subsidiary, and the Company entered into the Merger Agreement, dated as of July 12, 2012 (the “Merger Agreement”), pursuant to which Acquisition Corp. merged (the “Merger”) with and into the Company, with the Company remaining as the surviving entity. As a result of the Merger, BGI acquired the business of the Company and will continue the existing business operations of the Company as BGI’s wholly owned subsidiary and each share of the Company’s common stock outstanding was cancelled and converted into the right to receive 200 shares of BGI’s common stock. In addition, as part of the Merger, BGI also issued 5,000,000 shares of its common stock to stockholders of the Company (the “Additional Merger Shares”) in proportion with their ownership of shares of common stock of the Company, in connection with the execution of a certain celebrity licensing agreement.

For financial reporting purposes, the Merger represents a capital transaction of the Company or a “reverse merger” rather than a business combination, because the sellers of the Company effectively control the combined company immediately following the completion of the Merger. As such, the Company is deemed to be the accounting acquirer in the transaction and, consequently, the transaction is being treated as a recapitalization of the Company. Accordingly, the assets and liabilities and the historical operations that will be reflected in BGI’s ongoing financial statements will be those of the Company and will be recorded at the historical cost basis of the Company. BGI’s assets, liabilities and results of operations will be consolidated with the assets, liabilities and results of operations of the Company after consummation of the Merger. BGI’s historic capital accounts will be retroactively adjusted to reflect the equivalent number of shares issued by BGI in the Merger while the Company’s historical retained earnings will be carried forward. BGI’s historical financial statements before the Merger will be replaced with the historical financial statements of the Company before the Merger in all future filings with the SEC. The Merger is intended to be treated as a tax-free exchange under Section 368(a) of the Internal Revenue Code of 1986, as amended.

Before the Merger, BGI’s board of directors and shareholders owning a majority of its outstanding common stock adopted the 2012 Equity Incentive Plan (the “2012 Plan”), which became effective on the Closing Date. The 2012 Plan provides for the issuance of up to 20,000,000 shares of BGI’s common stock as incentive awards to be granted to its executive officers, key employees, consultants and directors, subject to certain limitations.

The Offering

Concurrently with the closing of the Merger and in contemplation of the Merger, BGI completed an initial closing of a private offering (the “Offering”) of 500,000 units of BGI’s securities (the “PPO Units”), at a price of $0.25 per PPO Unit, for a total cash consideration of $125,000.

12

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 8.	SUBSEQUENT EVENTS (Continued)

The Offering (Continued)

Each PPO Unit consists of one share of BGI’s common stock and a redeemable warrant (each an “Investor Warrant” and collectively, the “Investor Warrants”) to purchase one share of BGI’s common stock. As a result, BGI issued 500,000 warrants in connection with the initial closing of the private offering. The Investor Warrants are exercisable for a period of five years at a purchase price of $1.00 per share of BGI’s common stock. The Investor Warrants contain certain anti-dilution and other customary terms.

The Offering was made on an “all or nothing” basis with respect to a minimum of 8,000,000 PPO Units (the “Minimum Offering Amount”) and is being made on a “best efforts” basis with respect to a maximum of 20,000,000 PPO Units (the “Maximum Offering Amount”). In addition, in the event the maximum number of PPO Units is sold, BGI and the Placement Agent (as defined below) have the option to offer an additional 3,000,000 PPO Units (the “Over-Allotment PPO Units”). The closing of at least the Minimum Offering Amount of 8,000,000 PPO Units and the closing of the Merger were conditioned upon each other.

On the Closing Date, the investors in the Offering collectively subscribed for 8,200,120 PPO Units for total consideration of $2,050,030, which includes the conversion of $1,925,030 of principal of the Bridge Notes sold in the Bridge Financing (as described below). The Offering for the remaining 11,799,880 PPO Units (not including any Over-Allotment PPO Units) will continue after the closing of the Merger. The net cash proceeds from the sale of the PPO Units, after deducting fees and expenses related to the Offering, will be used for BGI’s working capital purposes.

In connection with the conversion of $1,925,030 principal amount of Bridge Notes into PPO Units, the holders of the Bridge Notes received 7,700,120 five-year bridge warrants (the “Bridge Warrants”), each exercisable to purchase one share of BGI’s common stock. 3,850,060 of the Bridge Warrants are exercisable at $0.25 per share and 3,850,060 of the Bridge Warrants are exercisable at $0.50 per share. Except as to exercise price, the Bridge Warrants are identical, in all material respects to the Investor Warrants.

BGI paid the placement agent (the “Placement Agent”), in connection with the initial closing of the Offering a commission of 8% of the funds raised from investors in the Offering that were directly introduced to BGI by the placement agent (or $10,000), excluding funds attributable to converted bridge notes. The Placement Agent received an additional cash commission of 4%, or approximately $77,000, with respect to the principal amount of Bridge Notes converted into PPO Units. Prior to the commencement of the Offering, BGI also paid the Placement Agent a cash commission of 4% of the $1,925,030 raised from investors in the Bridge Financing, which was approximately $77,000. In addition, the Placement Agent received five-year warrants (the “Broker Warrants”) to purchase a number of shares of BGI’s Common Stock equal to 8% of the PPO Units sold to investors in the Offering that were directly introduced to BGI by the placement agent, including PPO Units issued in connection with the conversion of the Bridge Notes. The Broker Warrants are identical to the Investor Warrants in all material respects except that (i) their resale of the common stock underlying them is not covered by a registration statement; and (ii) they have an exercise price of $0.25 per share.

13

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 8.	SUBSEQUENT EVENTS (Continued)

The Offering (Continued)

As a result of the foregoing arrangement, at the initial closing of the Offering, the placement agent was paid commissions of approximately $164,000 and was issued Broker Warrants to purchase approximately 656,000 shares of BGI’s Common Stock.

Additional Closings of the Offering

Subsequent to the Closing Date, BGI completed four additional closings of the Offering in which BGI raised an additional $585,980 in gross proceeds, as a result of the sale of 2,343,920 PPO Units. As a result, BGI issued 2,343,920 Investor Warrants in connection with the additional closings of the Offering. The Investor Warrants are exercisable for a period of five years at a purchase price of $1.00 per share of BGI’s common stock. The Investor Warrants contain certain anti-dilution and other customary terms.

The Licensor Warrants

In connection with the closing of the Merger, BGI issued an aggregate of 10,000,000 warrants (the “Licensor Warrants”) to the certain licensors in accordance with that certain celebrity licensing agreement. The Licensor Warrants are exercisable for a term of ten years at an exercise price of $0.24 per share. The exercise price and number of shares of common stock issuable upon exercise of the Licensor Warrants may be adjusted in certain circumstances including stock splits and stock dividends (but excluding future issuances of BGI’s equity securities, regardless if for no consideration or for consideration per share less than $0.24). They are exercisable on a cashless basis at any time prior to their expiration. Except as otherwise described herein, the Licensor Warrants are identical in all material respects to the Investor Warrants.

Split-Off Agreement and General Release Agreement

In conjunction with the Merger and immediately following the Merger, BGI split off (the “Split-Off”) its formerly wholly owned subsidiary, BOLDFACE Split Corp., a Nevada corporation (“Split Corp.”). The Split-Off was accomplished through the exchange of 189,781,000 shares of BGI’s common stock held by Noah Levinson, BGI’s former Chief Executive Officer and Chief Financial Officer (the “Split-Off Shareholder”), for all of the issued and outstanding shares of common stock of Split Corp. All of BGI’s assets and liabilities immediately preceding the Merger, excluding any of the BGI’s assets and liabilities assumed in the Merger, were transferred to Split Corp. The Split-Off was accomplished pursuant to the Split-Off Agreement, dated as of July 12, 2012, and the General Release Agreement, dated as of July 12, 2012, each entered into among BGI, Split Corp. and the Split-Off Shareholder.

14

BOLDFACE Licensing + Branding

(A DEVELOPMENT STAGE COMPANY)

Notes to Financial Statements

JUNE 30, 2012

NOTE 8.	SUBSEQUENT EVENTS (Continued)

2nd Celebrity License Agreement

On July 11, 2012, the Company entered into a celebrity license agreement (the “2nd License Agreement”) with an affiliate of a certain celebrity (the “Licensor”), whereby the Company (i) acquired the exclusive right and license to use the certain trademarks owned by the Licensor in connection with the development, manufacture, production, distribution, advertisement, promotion and sale of a line of male fragrances, toiletries and other agreed upon products within the United States and its territories and possessions, Canada, Mexico and “duty-free” zones and shops; and (ii) obtained certain ancillary services of the Licensor, including for the purpose of promotion and marketing support of the licensed products. The term of the 2nd License Agreement is three “contract” years, commencing on July 11, 2012 and continuing through February 2016.

Pursuant to the 2nd License Agreement, the Company agreed to make certain royalty payments to the Licensor, which are based on a percentage of net sales of the licensed products. The Licensor is also entitled to receive certain guaranteed minimum royalties during each contract year.

Option Grants

On August 22, 2012, the Board of Directors (the “Board”) of BGI approved the grant of stock option awards to certain employees and consultants of BGI (the “Options”), including to its named executive officers, in aggregate of 2,150,000 (the “2012 Options”) and 6,850,000 (the “2013 Options”).

Shareholder Note

On September 7, 2012, BGI executed two short-term shareholder notes (“Shareholder Notes”) in which BGI raised $150,000 in gross proceeds. The Shareholder Notes accrue interest at an annual rate of 10% and are due the earlier of December 7, 2012 or upon the raising of $300,000 in the Offering. In conjunction with the Shareholder Notes, BGI issued 600,000 warrants to holders of the Shareholder Notes (“Note Warrants”). The Note Warrants are exercisable for a period of five years at a purchase price of $0.25 per share of BGI’s common stock. The Note Warrants contain certain anti-dilution and other customary terms.

15